Exhibit 99.1
Trinity Industries, Inc. UBS Leveraged Finance Conference May 9, 2007

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Company Overview Trinity operates in five distinct business groups: Note: Revenue and Operating Profit percentages for Last Twelve Months Ended March 31, 2007 for outside revenues.

Strong Industry Dynamics Railcar and Barge Industry Fundamentals are Strong Railcar and Barge fleet utilization is very high Growth of the economy Increased demand for coal, grain, cement, aggregates, and other basic materials Replacement cycle is a key influencer on demand 44% of railcars, or approximately 690,000 railcars, are over 25 years old 37% of hopper barges and 55% of tank barges are 21+ years old Strong backlog Trinity's Rail backlog was approx. 37,790 railcars at Q1 07 vs. approximately 35,930 at Q4 06 and approximately 25,500 at Q1 06 Trinity's Barge backlog was $569mm at Q1 07 vs. $464MM at Q4 06 and $327mm at Q1 06 Renewable fuels growth has increased demand Oil prices are increasing demand for cost-efficient rail & barge shipping Construction Products Group is Benefiting from Passage of the Federal Highway Bill Six-year, $286 billion vs. $218 billion in the previous Bill Directly impacts Trinity's Concrete, Aggregates, Highway Products, and Structural Bridge businesses Energy Equipment Group is benefiting from the Passage of the Energy Bill Provides a tax credit for Wind Energy for 2007 and 2008

Trinity's Key Differentiators Create a Unique Value Broad product offerings One-stop shopping for customers Minimizes product volatility Multi-industry with synergistic connections Unique customer connections Centralized cost-savings Manufacturing synergies Industry-leading position in Mexico Decades of in-country operating experience Provides benefits across multiple product lines Opportunistic approach in managing manufacturing flexibility Resources directed toward highest and best use Quick response to market changes and customer needs These differentiators provide the foundation for Trinity's strategies

Trinity's Strategic Summary Provide product shippers with a premier logistics solution Develop products with unique features Offer leasing financial solutions Service wrappers (maintenance, administration, management) Leverage core competencies and create new sources of revenues Development of the wind tower business Mexico OEM parts expansion Selling leasing originations to the financial entities Maintain a disciplined and rational capital structure Persistent and patient acquisition strategy Divest of non-performing and non-core assets Successful access of the capital markets Further develop our strength in low-cost manufacturing facilities Investment in Mexico Investment in facility consolidation and low-cost changeover expertise

EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.063 1487.3 93.504 50 2003 0.073 1432.8 101 125 2004 0.052 2198.1 98.2 200 2005 0.1 2902 294.3 275 2006 0.1141 3016 500.2 350 LTM 3/07 543.3 Trinity Highlights Trinity's Revenue Summary 2003 - LTM 3/07 (1) (1) After eliminations Revenue Line 3 Revenue Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 1487.3 1487.3 2003 1260 1432.8 2004 1965 2198.1 2005 2709.706 2902 2006 3218.9 3016 LTM 3/07 3322.7 Q1 07 was another solid quarter across the board Revenues increased 14% to $829mm as compared to the same period in 2006 Operating profit increased 44% to $109mm Trinity's operating margin grew to 13.1% vs. 10.4% Reported income from continuing operations of $59mm LTM 3/31/07 results reflect rate of improvements vs. LTM 3/31/06 Revenues grew 17% from $2.8 billion in LTM 3/31/06 to $3.3 billion, led by: 5% growth ($77mm) in Rail 53% growth ($111mm) in Leasing 43% growth ($120mm) in Inland Barge 42% growth ($104mm) in Energy Equipment Operating profit grew 62%, to $416mm Operating margin increased from 9.1% to 12.5% EBITDA rose 56% to $543mm Reported income from continuing operations of $236mm Trinity's EBITDA Summary 2003 - LTM 3/07 (1) (1) EBITDA from Continuing Operations 8.0% 5.0% 10.9% 15.5% ($mm) ($mm) 16.3%

Industry shipments of 74,800 during LTM 3/31/07 with a backlog of 80,700 cars as of 3/31/07 Trinity shipments totaled 25,640 during LTM 3/31/07 Trinity orders totaled 36,670, representing 54% of the Industry total during LTM 3/31/07 Trinity's order backlog was approximately 37,790 railcars as of 3/31/07 vs. approximately 35,930 at year end 2006 Operating Margins of 12.3% in LTM 3/07 Revenue Operating Profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 734637 -2.2 2004 1255892 -20.3 2005 1953525 135.01 2006 2096415 253.9 LTM 3/31/07 3322.7 270 Rail Group Largest producer of railcars in North America. Plants in the United States and Mexico manufacture a full line of railcars, including tank cars, box cars, gondolas, intermodal cars, covered and open hoppers and auto carriers. Trinity is the largest North American manufacturer of railcar axles and coupling devices, and also manufactures and sells railcar components such as auto carrier doors and accessories, discharge gates, yokes and hitches. LTM 3/31/07 Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) (0.4%) 11.9% (1.9%) 7.4% ($2.2) ($20.4) $135.0 $253.9 $270.0 12.3%

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 75619 2007P 66507 2008P 60025 2009P 59598 2010P 61932 2011P 62062 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and EPA reports 25 years from peak 62,000 cars per year avg. 2007P - 2011P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970's Change in tax status affected shipments

Railcar Leasing and Management Services Group ("TILC") Leading provider of comprehensive railcar fleet management services: from leasing and financing options, administration, regulatory compliance and tax preparation to optimization, asset and inventory management, maintenance and repairs. Trinity's owned and leased fleet is approx. 32,500 railcars at 3/31/07 Sales and marketing activities for both Trinity's Rail Group and Railcar Leasing and Management Services Group are coordinated under the trade name TrinityRail. Trinity provides a single point of contact for customers seeking rail equipment and services. Executed $355mm Asset Backed Security in May, 2006 for long-term financing Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 49892 2003 41 2004 42 2005 55.763 2006 106.5 LTM 3/31/07 116.7 Leasing and Mgmt Services Historical Operating Profit 26.7% 23.2% 27.4% 35.1% ($mm) 36.7%

Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 -4.7 2004 -14.8 2005 15.7 2006 44.5 LTM 3/31/07 55.3 Revenues up 33% in Q1 07 vs. Q1 06 Profitability dramatically improved - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 14% during LTM 3/31/07 Trinity backlog of $569mm at Q1 07 vs. $464MM at Q4 06 and $327mm at Q1 06 Backlog extends into 2009 Replacement demand driver: 6,600 out of 17,900 hopper barges, or 37%, are 21+ years old 1,500 out of 2,800 tank barges, or 55%, are 21+ years old Inland Barge Group Largest manufacturer of barges that transport goods through U.S. inland waterways. Dry cargo barges transport grain, coal and aggregates. The Inland Barge Group also manufactures tank barges that carry liquid products. Largest U.S. manufacturer of fiberglass hopper barge covers used primarily on grain barges. Multiple barge manufacturing facilities strategically positioned on inland waterways enabling rapid delivery. First Quarter 2007 Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm) (7.0%) 6.5% (2.8%) 12.0% 13.9%

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 2006 713 740 Age 0-5 Years 2679 6-10 Years 5049 11-15 Years 3203 16-20 Years 1640 21-25 Years 992 26+ Years 7131 39% are 21+ years old Inland Barge Segment: Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources as of 12/31/06 13% 24% 15% 8% 35% 5% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Congressional & Regulation Improvements Positive for Growth of Construction and Energy Segments Federal Highway Bill provides growth opportunity Bill provides $286.5 billion over six years The Bill provides a 31% increase over the previous funding levels Each state guaranteed at least a 21% increase over amounts provided by previous Bill Increasing export opportunities for proprietary products Passage of Energy Bill extended tax credits to 2008 U.S. wind power slated to grow with emphasis on renewable energy sources Proprietary Highway Products Guardrail U.S. Wind Power Capacity Net Additions Structural Wind Towers 2002 410 2003 1687 2004 389 2005 2400 2006P 3400 2007P 3600 2008P 3750 2009P 4000 2010P 4200 Source: Emerging Energy Research; 12/31/2005

Revenue OP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 37.5 2004 35.1 2005 55.31 2006 61.5 LTM 3/31/07 62.1 Revenues up 10% in Q1 07 vs. Q1 06 Operating profit up 6% over Q1 06 Nationwide producer of Highway products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects and federal funding Outlook positive Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and structural bridge beams. Trinity manufactures more highway guardrails than any other U.S. company and has a line of proprietary products that includes guardrail end treatments and highway crash cushions. Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) Concrete & Aggregates 418.8 Highway Products 235.2 Other 56 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 3/31/07 Revenue Mix (1) Before eliminations ($mm) 8.2% 6.6% 8.9% 8.8% 8.8%

Revenue OP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 10.9 2004 15.3 2005 31.9 2006 45.7 LTM 3/31/07 44.7 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues will grow from $11mm in 2004 to a range of $225mm to $250mm in 2007 Market leader in Texas New Illinois plant to serve Midwest market will open in mid-2007 Energy Equipment Group Manufactures and sells products for energy related businesses, including structural wind towers, tank heads and pressure and non-pressure containers for the storage and transportation of liquefied gases and other liquid and dry products. Tank products include liquefied petroleum gas (LPG) container tanks, storage tanks, spherical tanks and cylinders. Leading U.S. producer of tank containers and tank heads for pressure vessels and the largest LPG container manufacturer in North America. Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit (1) Energy Equipment Group Historical Operating Profit (1) (1) Before eliminations 8.8% 10.1% 13.6% ($mm) 13.6% 12.4%